UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K
_______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 9, 2014 (June 6, 2014)
_______________

MINERCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)
_______________

NEVADA	333-156059	27-2636716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Trafalgar Square
Suite 455
Nashua, NH 03063
(Address of principal executive offices, including zip code.)

(888) 473-5150
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 6, 2014, Minerco Resources, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) with LOMA Management Partners, LLC, a limited liability company domiciled in the State of New York (the “Noteholder”), where, among other things, the Company and Noteholder shall exchange a certain Note (inclusive of the principal amount, accrued and unpaid interest owed and other amounts owed in respect to the Note) for shares of the Company’s Series B Preferred Stock.

The summary of the Exchange Agreement is as follows (the entire Exchange Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Recitals:

A.	The Noteholder acquired a note in the principal amount of $75,000 from the Company on July 31, 2013 (the “Note”).

B.
The Noteholder desires to receive shares of the Company’s Series B Preferred Stock in exchange for the principal amount, accrued and unpaid interest owed and other amounts owed to it in respect of the Note, with the number of shares of Series B Preferred Stock to be issued to be calculated by dividing the sum of principal amount, accrued and unpaid interest and other amounts on the Note by $10.00 (the “Stated Value” of the Company’s Series B Preferred Stock); and

C.
The exchange of the Note for the Series B Preferred Stock will be made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”).

Exchange. At the Closing, the Noteholder and the Company shall, pursuant to Section 3(a)(9) of the 1933 Act, exchange the Note, dated July 31, 2013, in the principal amount of $75,000 together will all interest and other amounts accrued thereon for the 6,000 shares of Series B Preferred Stock (which number of shares of Series B Preferred Stock to be issued to be calculated by dividing the sum of principal amount, accrued and unpaid interest and other amounts on the Note by $10.00).

Closing. The issuance of the Series B Preferred Stock (the “Closing”) shall occur at the offices of Gracin & Marlow, LLP in New York, New York. The date and time of the Closing shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 5 and 6 below are satisfied or waived (or such later date as is mutually agreed to by the Company and the Noteholder).

Consideration. The Series B Preferred Stock shall be issued to the Noteholder in exchange for the Note without the payment of any additional consideration.

Legends. The Noteholder acknowledges that the certificate(s) representing the shares of Series B Preferred Stock shall each conspicuously set forth on the face or back thereof a legend in substantially the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE RULES AND REGULATIONS PROMULGATED THEREUNDER, OR UNDER THE SECURITIES LAWS, RULES OR REGULATIONS OF ANY STATE; AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, RULES OR REGULATIONS OR AN EXEMPTION THEREFROM DEEMED ACCEPTABLE BY COUNSEL TO THE COMPANY.”

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The Note, dated July 31, 2013, is qualified in its entirety by reference to the full text of the Convertible Promissory Note, referenced as Exhibit 10.12 to the Form 10-K, dated November 13, 2013,  filed with the Securities and Exchange Commission and incorporated herein by reference.

On June 6, 2014, Minerco Resources, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) with LOMA Management Partners, LLC, a limited liability company domiciled in the State of New York (the “Noteholder”), where, among other things, the Company and Noteholder shall exchange a certain Note (inclusive of the principal amount, accrued and unpaid interest owed and other amounts owed in respect to the Note) for shares of the Company’s Series B Preferred Stock.

The summary of the Exchange Agreement is as follows (the entire Exchange Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Recitals:

A.	The Noteholder acquired a note in the principal amount of $85,000 from the Company on October 28, 2013 (the “Note”).

B.
The Noteholder desires to receive shares of the Company’s Series B Preferred Stock in exchange for the principal amount, accrued and unpaid interest owed and other amounts owed to it in respect of the Note, with the number of shares of Series B Preferred Stock to be issued to be calculated by dividing the sum of principal amount, accrued and unpaid interest and other amounts on the Note by $10.00 (the “Stated Value” of the Company’s Series B Preferred Stock); and

C.
The exchange of the Note for the Series B Preferred Stock will be made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”).

Exchange. At the Closing, the Noteholder and the Company shall, pursuant to Section 3(a)(9) of the 1933 Act, exchange the Note, dated October 28, 2013, in the principal amount of $85,000 together will all interest and other amounts accrued thereon for the 18,000 shares of Series B Preferred Stock (which number of shares of Series B Preferred Stock to be issued to be calculated by dividing the sum of principal amount, accrued and unpaid interest and other amounts on the Note by $10.00).

Closing. The issuance of the Series B Preferred Stock (the “Closing”) shall occur at the offices of Gracin & Marlow, LLP in New York, New York. The date and time of the Closing shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 5 and 6 below are satisfied or waived (or such later date as is mutually agreed to by the Company and the Noteholder).

Consideration. The Series B Preferred Stock shall be issued to the Noteholder in exchange for the Note without the payment of any additional consideration.

Legends. The Noteholder acknowledges that the certificate(s) representing the shares of Series B Preferred Stock shall each conspicuously set forth on the face or back thereof a legend in substantially the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE RULES AND REGULATIONS PROMULGATED THEREUNDER, OR UNDER THE SECURITIES LAWS, RULES OR REGULATIONS OF ANY STATE; AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, RULES OR REGULATIONS OR AN EXEMPTION THEREFROM DEEMED ACCEPTABLE BY COUNSEL TO THE COMPANY.”

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The Note, dated October 28, 2013, is qualified in its entirety by reference to the full text of the Convertible Promissory Note, referenced as Exhibit 10.4 to the Form 10-Q, dated December 23, 2013,  filed with the Securities and Exchange Commission and incorporated herein by reference.

On June 6, 2014, Minerco Resources, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) with LOMA Management Partners, LLC, a limited liability company domiciled in the State of New York (the “Noteholder”), where, among other things, the Company and Noteholder shall exchange a certain Note (inclusive of the principal amount, accrued and unpaid interest owed and other amounts owed in respect to the Note) for shares of the Company’s Series B Preferred Stock.

The summary of the Exchange Agreement is as follows (the entire Exchange Agreement is attached as Exhibit 10.5 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Recitals:

A.	The Noteholder acquired a note in the principal amount of $20,000 from the Company on January 23, 2014 (the “Note”).

B.
The Noteholder desires to receive shares of the Company’s Series B Preferred Stock in exchange for the principal amount, accrued and unpaid interest owed and other amounts owed to it in respect of the Note, with the number of shares of Series B Preferred Stock to be issued to be calculated by dividing the sum of principal amount, accrued and unpaid interest and other amounts on the Note by $10.00 (the “Stated Value” of the Company’s Series B Preferred Stock); and

C.
The exchange of the Note for the Series B Preferred Stock will be made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”).

Exchange. At the Closing, the Noteholder and the Company shall, pursuant to Section 3(a)(9) of the 1933 Act, exchange the Note, dated January 23, 2014, in the principal amount of $20,000 together will all interest and other amounts accrued thereon for the 5,000 shares of Series B Preferred Stock (which number of shares of Series B Preferred Stock to be issued to be calculated by dividing the sum of principal amount, accrued and unpaid interest and other amounts on the Note by $10.00).

Closing. The issuance of the Series B Preferred Stock (the “Closing”) shall occur at the offices of Gracin & Marlow, LLP in New York, New York. The date and time of the Closing shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 5 and 6 below are satisfied or waived (or such later date as is mutually agreed to by the Company and the Noteholder).

Consideration. The Series B Preferred Stock shall be issued to the Noteholder in exchange for the Note without the payment of any additional consideration.

Legends. The Noteholder acknowledges that the certificate(s) representing the shares of Series B Preferred Stock shall each conspicuously set forth on the face or back thereof a legend in substantially the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE RULES AND REGULATIONS PROMULGATED THEREUNDER, OR UNDER THE SECURITIES LAWS, RULES OR REGULATIONS OF ANY STATE; AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, RULES OR REGULATIONS OR AN EXEMPTION THEREFROM DEEMED ACCEPTABLE BY COUNSEL TO THE COMPANY.”

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.5 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The Note, dated January 23, 2014, is qualified in its entirety by reference to the full text of the Convertible Promissory Note, referenced as Exhibit 10.2 to the Form 10-Q, dated March 24, 2014,  filed with the Securities and Exchange Commission and incorporated herein by reference.

On June 6, 2014, Minerco Resources, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) with LOMA Management Partners, LLC, a limited liability company domiciled in the State of New York (the “Noteholder”), where, among other things, the Company and Noteholder shall exchange a certain Note (inclusive of the principal amount, accrued and unpaid interest owed and other amounts owed in respect to the Note) for shares of the Company’s Series B Preferred Stock.

The summary of the Exchange Agreement is as follows (the entire Exchange Agreement is attached as Exhibit 10.7 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Recitals:

A.	The Noteholder acquired a note in the principal amount of $150,000 from the Company on April 23, 2014 (the “Note”).

B.
The Noteholder desires to receive shares of the Company’s Series B Preferred Stock in exchange for the principal amount, accrued and unpaid interest owed and other amounts owed to it in respect of the Note, with the number of shares of Series B Preferred Stock to be issued to be calculated by dividing the sum of principal amount, accrued and unpaid interest and other amounts on the Note by $10.00 (the “Stated Value” of the Company’s Series B Preferred Stock); and

C.
The exchange of the Note for the Series B Preferred Stock will be made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”).

Exchange. At the Closing, the Noteholder and the Company shall, pursuant to Section 3(a)(9) of the 1933 Act, exchange the Note, dated April 23, 2014, in the principal amount of $150,000 together will all interest and other amounts accrued thereon for the 31,000 shares of Series B Preferred Stock (which number of shares of Series B Preferred Stock to be issued to be calculated by dividing the sum of principal amount, accrued and unpaid interest and other amounts on the Note by $10.00).

Closing. The issuance of the Series B Preferred Stock (the “Closing”) shall occur at the offices of Gracin & Marlow, LLP in New York, New York. The date and time of the Closing shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 5 and 6 below are satisfied or waived (or such later date as is mutually agreed to by the Company and the Noteholder).

Consideration. The Series B Preferred Stock shall be issued to the Noteholder in exchange for the Note without the payment of any additional consideration.

Legends. The Noteholder acknowledges that the certificate(s) representing the shares of Series B Preferred Stock shall each conspicuously set forth on the face or back thereof a legend in substantially the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE RULES AND REGULATIONS PROMULGATED THEREUNDER, OR UNDER THE SECURITIES LAWS, RULES OR REGULATIONS OF ANY STATE; AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, RULES OR REGULATIONS OR AN EXEMPTION THEREFROM DEEMED ACCEPTABLE BY COUNSEL TO THE COMPANY.”

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.7 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The Note, dated April 23, 2014, is qualified in its entirety by reference to the full text of the Convertible Promissory Note, attached as Exhibit 10.8 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

		Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	Exchange Agreement, Minerco – LOMA1, dated June 6, 2014				X
10.2	LOMA1 Convertible Note, dated July 31, 2013	10-K	11/13/2013	10.12
10.3	Exchange Agreement, Minerco – LOMA2, dated June 6, 2014				X
10.4	LOMA2 Convertible Note, dated October 28, 2013	10-Q	12/23/2013	10.4
10.5	Exchange Agreement, Minerco – LOMA3, dated June 6, 2014				X
10.6	LOMA3 Convertible Note, dated January 23, 2014	10-Q	3/24/2014	10.2
10.7	Exchange Agreement, Minerco – LOMA4, dated June 6, 2014				X
10.8	LOMA4 Convertible Note, dated April 23, 2014				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 9, 2014	MINERCO RESOURCES, INC.

	By:	/s/ John F. Powers